Long-Term Debt, Net - Summary of aggregate principal payments for current and long-term debt (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020
Maturities of Long-term Debt [Abstract]
Remainder of 2021	$ 4,937	$ 13,114
2022	27,583	30,719
2023	0	0
2024	0	0
2025	669,000	669,000
2026 and beyond	0	0
Total minimum payments	$ 701,520	$ 712,833